UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 9, 2020

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2020, Zillow Group, Inc. (“Zillow Group”) held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) at which Zillow Group’s shareholders approved the Zillow Group, Inc. 2020 Incentive Plan (the “Plan”), which replaces the Zillow Group, Inc. Amended and Restated 2011 Incentive Plan (the “2011 Plan”). A detailed summary of the Plan appears on pages 20-25 of Zillow Group’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2020 (the “Proxy Statement”) and is incorporated herein by reference.
Under the Plan, employees, officers, directors, consultants, agents, advisors and independent contractors are eligible to receive awards. Awards granted under the Plan may consist of stock options, stock appreciation rights, stock awards, restricted stock, restricted stock units, performance shares, performance units, cash-based awards or other incentives payable in cash or in shares of Zillow Group’s Class C capital stock as may be determined by the plan administrator and subject to the terms of the Plan. The Plan initially authorizes the issuance of up to 12,400,000 shares of Class C capital stock, subject to adjustment as described in the Plan. In addition, any shares available for new grants under the 2011 Plan as of the date of shareholder approval of the Plan will become available for issuance under the Plan, as will any shares subject to awards under the 2011 Plan as of the date of shareholder approval of the Plan that on or after that date expire or terminate without being settled in shares. The Plan will terminate on June 9, 2030.
The foregoing summary of the Plan and the summary of the Plan set forth in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2020, Zillow Group held its 2020 Annual Meeting. At the 2020 Annual Meeting, Zillow Group’s shareholders voted on the following matters:

(1)	to elect three directors nominated by our Board of Directors each to serve until the 2023 Annual Meeting of Shareholders;
(2)	to ratify the appointment of Deloitte & Touche LLP as Zillow Group’s independent registered public accounting firm for the fiscal year ending December 31, 2020;
(3)	to approve the Zillow Group, Inc. 2020 Incentive Plan; and
(4)	a shareholder proposal regarding majority vote for election of directors.
Zillow Group’s inspector of election certified the following voting results:

Proposal 1: Election of Directors

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Amy C. Bohutinsky	104,947,700	1,697,600	8,983,889
Jay C. Hoag	103,735,443	2,909,857	8,983,889
Gregory B. Maffei	90,586,035	16,059,265	8,983,889

Proposal 2: Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
115,543,943	44,658	40,588

Proposal 3: Approval of the Zillow Group, Inc. 2020 Incentive Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,609,501	25,989,015	46,784	8,983,889

Proposal 4: Shareholder Proposal to Elect Directors by Majority Vote

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
40,046,333	66,538,105	60,862	8,983,889

Item 8.01	Other Events.

The Form S-8 registration statement (File No. 333-238077) (the “Registration Statement”) for the shares issuable under the Plan (the “Shares”) was filed with the Securities and Exchange Commission on May 7, 2020. The legal opinion of Perkins Coie LLP filed with the Registration Statement as to the legality of the Shares was qualified by reference to Zillow Group obtaining shareholder approval of the Plan. In connection with the shareholder approval of the Plan effective June 9, 2020, the legal opinion of Perkins Coie LLP as to the legality of the Shares without qualification as to shareholder approval of the Plan is filed as Exhibit 5.1 to this Current Report and is incorporated herein and into the Registration Statement by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Perkins Coie LLP.

10.1	Zillow Group, Inc. 2020 Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2020	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer